UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2021

Lamb Weston Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37830	61-1797411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

599 S. Rivershore Lane
Eagle, Idaho	83616
(Address of principal executive offices)	(Zip Code)

(208) 938-1047
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 19, 2021, Lamb Weston Holdings, Inc. (the “Company”) announced the commencement and subsequent pricing of a private offering of $970.0 million aggregate principal amount of 4.125% senior notes due 2030 (the “2030 Notes”) and $700.0 million aggregate principal amount of 4.375% senior notes due 2032 (the “2032 Notes” and, together with the 2030 Notes, the “Notes”). The closing of the offering of the Notes is expected to occur on or about November 8, 2021, subject to customary closing conditions. The Company intends to use the net proceeds of the issuance of the Notes, together with available cash, to redeem all of its outstanding 4.625% Senior Notes due 2024 (the “2024 Notes”) and 4.875% Senior Notes due 2026 (the “2026 Notes”). On October 19, 2021, the Company also issued conditional notices of redemption for the 2024 Notes and the 2026 Notes stating that such notes will be redeemed on November 18, 2021 at the prices noted in the notices. The obligation of the Company to redeem the 2024 Notes and the 2026 Notes is conditioned on the consummation of the offering of the Notes. Pursuant to Rule 135c under the Securities Act of 1933 (the “Securities Act”), the Company is filing herewith the press releases issued on October 19, 2021 as Exhibits 99.1 and 99.2 hereto. Such press releases are incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, nor a solicitation of an offer to buy, the Notes or any other securities. The Notes will not be and have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This Current Report on Form 8-K does not constitute a notice of redemption with respect to the 2024 Notes or 2026 Notes.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release of Lamb Weston Holdings, Inc. dated October 19, 2021
99.2	Press Release of Lamb Weston Holdings, Inc. dated October 19, 2021
104	Cover Page Interactive Data File (cover page XBRL tags embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

By:	/s/ Eryk J. Spytek
	Name:	Eryk J. Spytek
	Title:	Senior Vice President, General Counsel and Chief Compliance Officer

Dated:  October 19, 2021